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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR/A
(Amendment No. 1)

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21873

AMERICAN VANTAGE COMPANIES
(Exact name of registrant as specified in charter)

4735 S. DURANGO DR., SUITE #105	89147
(Address of principal executive offices)	(Zip code)

JAY H. BROWN, 520 S. FOURTH ST., LAS VEGAS, NV 89101
(Name and address of agent for service)

Registrant’s telephone number, including area code: (702) 227-9800

Date of fiscal year end: DECEMBER 31, 2006

Date of reporting period: DECEMBER 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

EXPLANATORY NOTE

This Certified Shareholder Report of Registered Management Investment Companies on Form N-CSR/A (“Report”) of American Vantage Companies (the “Company”) for the twelve months ended December 31, 2006, contains an amendment to the original Report filed on April 19, 2007 (the “Original Form N-CSR”) to include certifications pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. The amendment has no effect on reported consolidated financial statements and related notes for the twelve months ended December 31, 2006. In connection with the amendment, changes have been made to “Item 12 - Exhibits”. This Form N-CSR/A sets forth all information and disclosures required to be included in the Original Form N-CSR. This Form N-CSR/A is effective for all purposes as of the date of the filing of the Original Form N-CSR.

Item 1.  Reports to Stockholders.

AMERICAN VANTAGE COMPANIES

ANNUAL REPORT
TO SHAREHOLDERS

DECEMBER 31, 2006

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TABLE OF CONTENTS

Page

President’s Letter	1

Report of Independent Registered Public Accounting Firm	2

Consolidated Statement of Assets and Liabilities as of December 31, 2006	3

Consolidated Schedule of Investments as of December 31, 2006	4

Consolidated Statements of Operations from January 1, to March 20, 2006
and March 21, to December 31, 2006	5

Consolidated Statement of Changes in Net Assets from March 21, to
December 31, 2006	6

Consolidated Statement of Stockholders’ Equity from January 1, 2006 to
March 20, 2006	7

Consolidated Statements of Cash Flows from January 1, to March 20, 2006
and March 21, to December 31, 2006	8

Notes to Consolidated Financial Statements	9

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PRESIDENT’S LETTER

To Our American Vantage Companies’ Stockholders:

Between 1989 and 1999, our Company successfully consulted to the Native American gaming industry in California. During that time, the Company completed a ten-year development and casino consulting project with a Tribe located in Central California, a shorter term project with a Tribe located in Northern California and several smaller special custom projects for other Tribal casinos located in California. These arrangements were economically rewarding for both our tribal clients and our Company.

Through a subsidiary, Brownstone, LLC, we have returned to the tribal gaming industry by signing a Development Agreement with the Big Sandy Rancheria Tribe of Western Mono Indians.

Plans for the Big Sandy project include a world-class hotel and gaming facility overlooking the San Joaquin Valley in Friant near Fresno, California. The Big Sandy Rancheria Tribe’s planned $375 million hotel and casino is expected to include up to 300 hotel rooms, a 185,000 square foot gaming space with slot machines, table games and other casino amenities including a health and wellness spa, multiple restaurants, retail space and conference and convention facilities.

The Development Agreement provides that Brownstone will assist the Big Sandy Rancheria Tribe in completing the following project services:
•	Arranging third party financing

•	Obtaining federal, state and local compliance with regulatory matters

•	Identifying and negotiating contractual arrangements with architects, contractors, consultants and other professionals for the development, construction and operation of the project

•	Developing the project business plan

•	Consulting with respect to recruiting, hiring and training of all management and operational staff

Pursuant to the Development Agreement, Brownstone will receive a structuring fee related to the financing of the initial, bridge and permanent financings as well as a total project development fee. We also expect to negotiate a post-development consulting arrangement.

Brownstone will develop this project with RFG Gaming and Hospitality, LLC (Robert F. Gross, CEO). Mr. Gross has significant expertise in tribal and non-tribal gaming and RFG Gaming will have an equity interest in the Big Sandy Rancheria development project. Mr. Gross worked with our Company during its previous tenure in the California gaming industry.

Also at Brownstone’s recommendation, the Big Sandy Rancheria Tribe has identified and will be engaging a prominent global investment bank that is a leader in financing for the gaming industry and Group West Companies PLLC, a Seattle, Washington firm, for master planning, architectural/engineering and interior design. Brownstone was represented in the transaction by the Los Angeles law firm of Akin Gump Strauss Hauer & Feld LLP.

I am also pleased to report that our Company had another successful year with the Border Grill Las Vegas Restaurant resulting in the receipt of $847,000 as its share of the 2006 distributions. My sincere congratulations to our Border Grill Las Vegas Restaurant partners, management and employees for another outstanding year.

The Company continues to pursue other potential merger and acquisitions, joint ventures and other development strategies and opportunities in non-gaming sectors. The Company is also in various stages of discussion on gaming projects that are both tribal and non-tribal.

As always we appreciate your support of our Company and look forward to reporting updates on the Big Sandy project and any other newsworthy developments.

Sincerely,

/s/ Ronald J. Tassinari
Ronald J. Tassinari
Chairman, President and Chief Executive Officer March 26, 2007

Report of Independent Registered Public Accounting Firm

Shareholders and Board of Directors
American Vantage Companies and Subsidiaries
Las Vegas, Nevada

We have audited the accompanying consolidated statement of assets and liabilities of American Vantage Companies and its subsidiaries (collectively, the Company), including the schedule of investments, as of December 31, 2006, the related consolidated statements of operations and cash flows for the periods from January 1, through March 20, 2006, and March 21, (the date the Company became a registered investment company, as explained in the final paragraph, below) through December 31, 2006, the consolidated statement of stockholders’ equity for the period from January 1, through March 20, 2006, and the consolidated statement of changes in net assets for the period from March 21, through December 31, 2006. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. Our procedures included physical examination or other appropriate auditing procedures where confirmations were not received of securities owned as of December 31, 2006. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statement referred to above present fairly, in all material respects, the consolidated financial position of the Company as of December 31, 2006, and the consolidated results of its operations and cash flows for each of the periods presented in the year then ended, the changes in its net assets and stockholders’ equity, respectively, for the periods from January 1, through March 20, 2006, and March 21, through December 31, 2006, in conformity with accounting principles generally accepted in the United States.

As discussed in Note 1, as a result of its circumstances, the Company was required under federal securities laws to become a registered investment company effective March 21, 2006, and, accordingly, change its method of carrying investments in nontraded investee entities from the equity method of accounting to a fair value basis and make other significant changes in the manner of presentation of its financial position and results of operations. As further explained in Note 1, such changes were made prospectively from their effective date, and financial results for periods presented prior to such date are presented on the previous accounting basis.

Piercy Bowler Taylor & Kern
Certified Public Accountants & Business Advisors
A Professional Corporation
Las Vegas, Nevada

March 26, 2007

AMERICAN VANTAGE COMPANIES
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

Assets
Investment in Genius equity securities (cost of $2,307,000)	$3,740,000
Investment in Genius warrants (cost of $1,244,000)	1,497,000
Investment in Border Grill Las Vegas	4,600,000
Cash	3,628,000
Restricted cash	250,000
Other	330,000

14,045,000

Liabilities
Accounts payable	112,000
Accrued liabilities and other current payables	566,000
Note payable	523,000
Other payables	121,000

1,322,000

Net assets	$12,723,000

Analysis of net assets:
Net capital on shares of common stock, $.01 par; 100,000,000 shares
authorized; 5,729,107 shares issued and outstanding	$6,016,000
Earnings including the cumulative effect of an accounting
change totaling $4,719,000	6,707,000

Net assets (equivalent to $2.22 per share)	$12,723,000

The accompanying notes are an integral part of these consolidated financial statements

AMERICAN VANTAGE COMPANIES
CONSOLIDATED SCHEDULE OF INVESTMENTS

	Name of unaffiliated user	Title of issue	Number of Shares	Value at December 31, 2006	Percentage of investments at December 31, 2006
Common stock:
	Genius Products, Inc. (GNPI.OB)		775,000	2,108,000	21.4%
	Genius Products, Inc.		600,000	1,632,000	16.6%

				3,740,000	38.0%

Warrants:
	Genius Products, Inc.	$2.56 warrants	250,000	405,000	4.1%
	Genius Products, Inc.	$2.78 warrants	700,000	1,092,000	11.1%

				1,497,000	15.2%

Other:
	Border Grill Las Vegas, LLC	Member shares		4,600,000	46.8%

				$9,837,000	100.0%

The accompanying notes are an integral part of these consolidated financial statements

AMERICAN VANTAGE COMPANIES
CONSOLIDATED STATEMENTS OF OPERATIONS

From January 1, to March 20, 2006

General and administrative expenses
Salaries and other compensation	$163,000
Related parties	55,000
Other	233,000
451,000

Operating loss	451,000

Non-operating income (expense)
Interest income	54,000
Unrealized loss on investments	(181,000)
(127,000)

Loss from continuing operations
before income tax benefit	(578,000)
Income tax benefit	-
Equity in income of unconsolidated
subsidiaries	142,000

Net loss	$(436,000)

Net loss per share — basic and
diluted	$(0.08)

Weighted average number of
common shares and common
share equivalents	5,729,107

From March 21, to December 31, 2006

Investment income
Interest income	$133,000
Other	6,000

139,000

Expenses
Salaries and other compensation	623,000
Accounting fees	215,000
Consulting fees	139,000
Directors fees	195,000
Legal fees	314,000
Rent	96,000
Other	429,000

2,011,000

Net investment loss	(1,872,000)

Net realized gain on investments	749,000
Net unrealized gain on investments	1,157,000

1,906,000

Net increase in net assets from
operations	$34,000

The accompanying notes are an integral part of these consolidated financial statements

AMERICAN VANTAGE COMPANIES
CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

From March 21,
to
December 31, 2006

Increase in net assets
Operations:
Net investment loss	$(1,872,000)
Net gain on investments	749,000
Net unrealized gain on investments	1,157,000

Increase in net assets resulting from operations	34,000

Capital share transactions:
Stock option compensation	138,000

Total increase in net assets	172,000

Net assets, at beginning of period (March 21, 2006)	7,832,000
Cumulative effect of an accounting change	4,719,000

Net assets, at end of period	$12,723,000

The accompanying notes are an integral part of these consolidated financial statements

AMERICAN VANTAGE COMPANIES
CONSOLIDATED STATEMENT OF STOCKHOLDERS’ EQUITY

	Common stock				Accumulated
	Shares	Paid-in Par Value	Additional Retained Capital	hensive Earnings	Other Compre- Stockholders' Loss	Total Equity
Balance, January 1, 2006	5,729,107	57,000	$5,780,000	$2,652,000	$-	$8,489,000
Net loss				(436,000)		(436,000)
Stock option compensation			40,000			40,000
Unrealized loss on securities					(261,000)	(261,000)
Balance, March 20, 2006	5,729,107	$57,000	$5,820,000	$2,216,000	$(261,000)	$7,832,000

The accompanying notes are an integral part of these consolidated financial statements

AMERICAN VANTAGE COMPANIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
From January 1,
to
March 20, 2006
Reconciliation of net loss to net cash
used in operating activities:
Net loss	$(436,000)
Depreciation and amortization	3,000
Unrealized loss on investments	181,000
Equity in income from unconsolidated
subsidiaries	(142,000)

Stock option compensation	40,000
Change in operating assets and liabilities:
Accounts and other receivables, net	(38,000)
Other current assets	2,000
Accounts payable and other current
liabilities	(68,000)

Net cash used in operating activities	(458,000)

Investing activities
Proceeds transferred from an escrow
account	2,500,000

Security deposit received from subleased
office	27,000
Cash distribution from unconsolidated
restaurant subsidiary	98,000

Net cash provided by investing activities	2,625,000

Net increase in cash	2,167,000
Cash, at beginning of period	2,205,000

Cash, at end of period	$4,372,000

From March 21, to December 31, 2006

Cash flows from operating activities:
Net increase in net assets from operations	$34,000
Adjustments to reconcile net increase in
net assets from operations to net
cash used in operating activities:
Depreciation and amortization	9,000
Unrealized gain on investments	(1,157,000)
Stock option compensation	138,000
Impairment of long-term assets	141,000
Change in operating assets and liabilities:
Other assets	(46,000)
Accounts payable and other liabilities	92,000
Redemption of standby letter of credit	50,000
Other	(5,000)

Net cash used in operating activities	(744,000)

Net decrease in cash	(744,000)
Cash, at beginning of period	4,372,000

Cash, at end of period	$3,628,000

The accompanying notes are an integral part of these consolidated financial statements

AMERICAN VANTAGE COMPANIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 - Nature of operations and summary of significant accounting policies

Nature of business and business activities. At December 31, 2006, American Vantage Companies (with its controlled subsidiaries, collectively, “AVCS” or the “Company”), holds a 49% interest in Border Grill Las Vegas, LLC (“Border Grill”), a Nevada limited liability company, that owns and operates the Border Grill Las Vegas Restaurant and also holds a less than 10% interest in an unconsolidated subsidiary that promotes video gaming tours (“Games Media”).

SEC filing status and related accounting change. Effective March 21, 2006, the Company registered under the Investment Company Act of 1940 (the “Act”) as a non-diversified closed-end management investment company. Prior to March 21, 2006, the Company was registered and reported under the Securities Exchange Act of 1934.

As a result of its registration with the SEC as a non-diversified closed-end management investment company under the Act, effective March 21, 2006, the Company changed its accounting to carry its investments in nontraded investees at estimated fair values and otherwise report utilizing specialized accounting principles applicable to registered investment companies. As provided in paragraph 9 of Statement of Financial Accounting Standards (“SFAS”) No. 154, Accounting Changes and Error Corrections, the effects of the change were presented prospectively from March 21, 2006, since retroactive restatement of prior periods was deemed impracticable because of pervasive differences in the presentation format and because of difficulty and hardship (as well as lack of utility to investors) of retroactively determining reliable estimated fair values on nontraded investments at earlier dates.

Until March 20, 2006, the Company recorded its interest in the Border Grill using the equity method of accounting (based on the Company’s 49% equity interest in Border Grill’s net assets and the terms of the Border Grill operating agreement). As of March 21, 2006, the Company recorded a cumulative effect of an accounting change totaling $4,719,000 to report its investment in the Border Grill, based on the estimated fair value as required for entities registered under the Act.

Through March 20, 2006, the Company excluded the accounts of Games Media using the cost method of accounting based on the Company’s less than 10% equity interest in the net assets of Games Media. At December 31, 2006, the Company has estimated that the fair value of this investment was zero.

Principles of consolidation. The consolidated financial statements include the accounts of American Vantage Companies and its wholly-owned subsidiaries. All significant intercompany accounts and transactions have been eliminated.

The Company excludes the accounts of Border Grill and Games Media in reporting its consolidated financial statements.

Use of estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures, which estimates may require revision in future periods. Actual results could differ from those estimates.

Investment in Genius equity securities and warrants.  At December 31, 2006, the Company held 1,375,000 shares of Genius Products, Inc. (“Genius” or “GNPI”) common stock, 250,000 $2.56 warrants and 700,000 $2.78 warrants. Of the 1,375,000 shares of GNPI common stock acquired from Genius, a total of 675,000 shares of the Genius common stock were held in escrow, of which 350,000 shares have restrictions exceeding one year to secure the indemnification obligations under disposition agreements. The 1,375,000 shares of Genius common stock were valued at $2.72 based on the closing price of the GNPI common stock on December 31, 2006.

AMERICAN VANTAGE COMPANIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

In accordance with SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities, the fair value of the Genius warrants is recorded as $1,497,000 on the December 31, 2006 consolidated statement of assets and liabilities. The warrants have been accounted for as derivatives as the terms permit a cashless exercise. Through March 20, 2006, gains or losses resulting from fluctuations in the fair value were recognized in non-operating income (expense) in the Company’s consolidated statement of operations. As of March 21, 2006, gains or losses resulting from fluctuations in the fair value are recognized in net unrealized gain on investments in the Company’s consolidated statement of operations.

In accordance with Emerging Issues Task Force Issue No. 03-01, The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments and SEC Staff Accounting Bulletin Topic 5-M, Miscellaneous Accounting - Other Than Temporary Impairment of Certain Investments in Debt and Equity Securities, the Company assesses whether an other-than-temporary impairment loss on the GNPI common stock has occurred due to declines in fair value or other market conditions. The periodic assessment is based on several criteria including volatility of market share prices of GNPI common stock, intent of the Company to place the GNPI securities the Company owns, as well as operations, current business activities, transactions or other trends related to GNPI. There were no other-than-temporary impairment losses during the year ended December 31, 2006.

Cash. At December 31, 2006, the Company’s cash balance primarily includes money market funds with 30-day to annual interest yield rates varying from 2.15% - 4.63%.

Restricted cash. In connection with a lease agreement, a $350,000 standby letter of credit benefiting the landlord was purchased. To the extent that the lease agreement is not in default, terms of the standby letter of credit provide for individual decreases of $50,000 on each of April 1, 2005, 2006 and 2007. The standby letter of credit totaling $250,000 at December 31, 2006 is included in restricted cash in the consolidated statement of assets and liabilities and is excluded from cash on the consolidated statements of cash flows.

Concentration of credit risk. The Company is subject to concentrations of credit risk associated with cash and cash equivalents. The Company places cash and cash equivalents with financial institutions with investment grade credit ratings. The financial institutions are FDIC insured on amounts up to $100,000. In aggregate, such insured limits are exceeded by $3,408,000 at December 31, 2006.

Investment in Border Grill Las Vegas. The Company holds a 49% interest in the Border Grill which owns and operates the Border Grill Las Vegas Restaurant at the Mandalay Bay Hotel and Casino in Las Vegas, Nevada. The Company has received a return of all of its initial capital investment and the priority return required under the operating agreement and now receives pro rata distributions from the Border Grill based on its percentage ownership. For the twelve months ended December 31, 2006 these pro rata distributions totaled $847,000.

As discussed previously, due to the Company’s March 21, 2006 registration with the SEC as a non-diversified closed-end management investment company under the Act, the Company changed its accounting to carry its investments at estimated fair values.

The December 31, 2006 estimated fair value of the investment in Border Grill Las Vegas of $4,600,000 is based on an independent appraisal performed by an investment banking firm during March 2007.

AMERICAN VANTAGE COMPANIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Stock-based compensation. Effective January 1, 2006, the Company adopted SFAS No. 123(R) Share-Based Payment using the modified prospective approach.

Based upon stock options outstanding at January 1, 2006, $40,000 and $138,000 in compensation expense is included in the respective consolidated statements of operations for the January 1, to March 20, 2006 and March 21, to December 31, 2006 periods, which represent the effects for those periods of adopting SFAS No. 123(R). For the periods January 1, 2006 to March 20, 2006 and March 21, 2006 to December 31, 2006 the Company did not grant stock options to any employees, directors or third parties.

Prior to January 1, 2006, the Company accounted for stock-based employee compensation using the intrinsic value method provided for in Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees. Historically, the Company granted stock options to its employees with exercise prices equal to the market value on the date of grant and, accordingly, no compensation expense was recognized.

Legal defense costs. The Company does not accrue for estimated future legal and related defense costs, if any, to be incurred in connection with outstanding or threatened litigation and other disputed matters but rather, records such as period costs when the services are rendered.

Net loss per common share. The computation of basic and diluted loss per common share is based on the weighted average number of common shares outstanding. Options and warrants to purchase 1,129,001 and 1,025,000 shares, respectively at March 21, 2006, were not included in the computation of basic and diluted loss per common share because the effect would be anti-dilutive.

New accounting pronouncement. In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109, (“FIN 48”). FIN 48 requires that tax positions be assessed using a two-step process. A tax position is recognized if it meets a “more likely than not” threshold and is measured at the largest amount of benefit that is greater than 50 percent likely of being realized. Uncertain tax positions must be reviewed at each statement of net assets and liabilities date. Liabilities recorded as a result of this analysis must generally be recorded separately from any current or deferred income tax accounts, and are classified based on the time until expected payment.

FIN 48 also requires additional disclosures related to uncertain tax positions, including a reconciliation of changes in the beginning and ending aggregate amounts of liability recorded for uncertain tax positions. FIN 48 is effective for fiscal years beginning after December 15, 2006.

The Company will be required to apply the provisions of FIN 48 to all tax positions upon initial adoption with any cumulative effect adjustment to be recognized as an adjustment to earnings on the consolidated statement of assets and liabilities. The result of adoption is expected to be limited to a reclassification between deferred and current income tax assets and liabilities, with no significant effect on earnings on the consolidated statement of assets and liabilities.

Note 2 - Investment in Border Grill Las Vegas

The Company, through a wholly-owned subsidiary, holds a 49% interest in Border Grill, an unconsolidated subsidiary that owns and operates the Border Grill Las Vegas restaurant in a casino hotel located on the Las Vegas “Strip.”

AMERICAN VANTAGE COMPANIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Until March 20, 2006, the Company recorded its interest in the Border Grill using the equity method of accounting (based on the Company’s 49% equity interest in Border Grill’s net assets and the terms of the Border Grill operating agreement). As of March 21, 2006, the Company recorded a cumulative effect of an accounting change totaling $4,719,000 to report its investment in the Border Grill, based on the estimated fair value as required for entities registered under the Act.

The following summarizes the unaudited condensed balance sheet of the Border Grill Las Vegas restaurant:

December 31, 2006

Assets	$1,416,000
Liabilities	551,000

Members' capital	$865,000

The following summarizes the unaudited condensed statement of operations of the Border Grill Las Vegas restaurant:

Twelve Mos. Ended
December 31, 2006

Revenues	$8,605,000
Expenses excluding depreciation and amortization	7,045,000
Depreciation and amortization	135,000

Net income	$1,425,000

Note 3 - Note payable

From the April 16, 2003 acquisition of the YaYa Media, Inc. (“YaYa Media”) business, the Company assumed a $523,000 promissory note payable to prior owners of the YaYa business (“YaYa, LLC”). Provided that YaYa Media had available cash resources from revenues generated from YaYa Media business activities, the promissory note provided for annual interest-only payments commencing on December 31, 2003 through maturity. The interest rate on the promissory note was 9% until May 1, 2006 and is 10% thereafter with a maturity date of the later of (i) May 1, 2006, or (ii) the first date that YaYa Media has sufficient cash available to repay the balance of the promissory note and all accrued but previously unpaid interest.

During December 2004, the Company closed its Branded Content division, which included the YaYa Media business, and terminated the related staff and consulting positions. The promissory note is included as a payable in the Company’s consolidated statement of assets and liabilities at December 31, 2006. YaYa Media’s only remaining potential source of cash flow, at December 31, 2006, is its less than 10% equity interest in Games Media, an unconsolidated subsidiary. However, to-date, the unconsolidated subsidiary has provided no cash distributions to its equity members.

AMERICAN VANTAGE COMPANIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

In February 2007, the Company entered into an agreement with the YaYa, LLC members to terminate and cancel the note principal of $523,000 and the to-date accrued interest ($184,000 at December 31, 2006). See further discussion in Note 4 - Stockholders’ equity (Common stock).

Note 4 - Stockholders’ equity

Preferred stock. The Board of Directors has authority, without additional stockholder approval, to issue up to 10,000,000 shares of preferred stock and to set the various terms including, without limitation, dividend rates, conversion rights, voting rights, terms of redemption and liquidation preferences. Conversion rights associated with a future issuance of preferred stock could dilute the interest of the holders of common stock. Voting rights and liquidation preferences could also be senior to the rights and preferences of the common stockholders.

Common stock. YaYa, LLC and the Company entered into a Voting Agreement, dated as of April 16, 2003. This agreement provided that YaYa, LLC will vote all of the shares of the Company’s common stock that it owns, including the 824,811 shares YaYa, LLC acquired in the acquisition transaction, as directed by the Company’s board of directors, except in connection with any (a) tender offer by a party other than YaYa, LLC or an affiliate of YaYa, LLC, (b) transaction which is subject to Rule 13e-3 promulgated under the Securities Exchange Act of 1934, as amended, or (c) merger involving the Company where, as a result of such merger, the then stockholders of the Company would, upon consummation of such merger, own less than 50% of the total voting power of the entity surviving such merger. The agreement further provided that it is terminable on the later of the day following the 20th consecutive trading day where the closing price of the Company’s common stock exceeds $7.50 per share or April 16, 2010. Upon the dissolution of YaYa, LLC, the obligations of YaYa, LLC were assumed by the parties who received the shares of the Company’s common stock in connection with such dissolution.

During February 2007, as discussed in Note 3 - Note payable, the Company entered into an agreement with the former YaYa, LLC members to terminate and cancel a note payable and all related accrued interest. The Company and the YaYa, LLC noteholders also mutually agreed to terminate and release all restrictions under the April 16, 2003 Asset Purchase Agreement and Voting Agreement.

Stock repurchase program. From time to time, the Company may repurchase, without additional shareholder approval, up to an aggregate of $2,000,000 of its common stock in the open market or in privately negotiated transactions, with the timing and terms of such purchases to be determined by management based on market conditions. There is no expiration date for the repurchase program. The Company had purchased a total of 387,027 shares ($415,000) prior to August 1, 2002. The Company has not purchased shares subsequent to August 1, 2002.

Stock plans. At December 31, 2006, the Company has two separate active stock plans with 1,583,334 shares available for issuance to employees, officers and directors of the Company and others who are involved in the continuing development and success of the Company. In addition, the Company has two expired stock option plans which authorized 500,000 shares reserved for issuance to officers of the Company and 833,334 shares reserved for issuance to key employees, including officers. Options, under all plans, have generally not been granted at less than 100% of the market value of the Company’s common stock on the date of grant.

AMERICAN VANTAGE COMPANIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

The following is a summary of activity of outstanding stock options under the four plans:

	Officers		Key Employees		Employees, Officers Directors, Others

Common shares reserved for issuance	500,000		833,334		1,583,334

Outstanding, January 1, 2006	11,696	$1.13	83,970	$1.16	1,133,335	$2.17
Granted	-	-	-	-	-	-
Exercised	-	-	-	-	-	-
Canceled / expired	-	-	-	-	(100,000)	4.15

Outstanding, December 31, 2006	11,696	$1.13	83,970	$1.16	1,033,335	$1.85

Options outstanding — weighted
average remaining contractual
life (years) // range of exercise
prices	3.1	$1.13	3.1	$1.13 - $1.63	6.0	$0.93 - $2.87

Options exercisable — weighted
average remaining contractual
life (years) // range of exercise
prices	3.1	$1.13	3.1	$1.13 - $1.63	5.9	$0.93 - $2.87

Warrants. In connection with a 2003 asset acquisition agreement among Enigma Media, Inc. (“Enigma”) and the Company, the Company issued to Enigma warrants, which were valued at $0.75 each, to purchase a total of 1,000,000 shares of the Company’s common stock, par value $0.01 per share, at an exercise price of $5.00 per share, expiring on December 31, 2013. The Company and Enigma fixed the terms of the Enigma warrants pursuant to arm’s-length negotiations.

Commencing on July 1, 2006, the Company has the right to redeem the Enigma warrants, in whole or in part, at a redemption price of $0.75 per Enigma warrant, provided that the average of the closing sale prices of the Company’s common stock as reported on the Nasdaq Stock Market or other reporting system that provides last sale prices, has been at least 200% of the exercise price for a period of 20 consecutive trading days ending on the third day prior to the date on which the Company gives notice of redemption. The Company has not yet redeemed any of the Enigma warrants.

Holders of the Enigma warrants have the right to demand one registration for resale of the shares underlying the Enigma warrants at the expense of the Company and two additional registrations at their own expense. They also have unlimited piggyback registrations with respect to shares that have not been previously registered.

AMERICAN VANTAGE COMPANIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 5 - Income taxes

At December 31, 2006, the Company had net operating loss carryforwards for U.S. federal income tax purposes of approximately $9,500,000 and $200,000 in employment tax credit carryforwards which will expire in the tax years ending in 2023 through 2026. The Company also had capital loss carryforwards of approximately $2,000,000 which will expire in the tax year ending in 2010. The Company has a California net operating loss of approximately $7,000,000 which will expire in the tax years ending in 2012 through 2016. The Company has New York state and city net operating loss carryforwards of approximately $1,400,000 each, which will expire in the tax years ending in 2023 through 2026.

A reconciliation of income tax benefit to the amount of expense that would result from applying the U.S. federal statutory rate (34%) to income before income taxes is as follows:

	From March 21,	From January 1,
	to	to
	December 31, 2006	March 20, 2006

Statutory federal tax rate	34%	-34%
Expected state tax, net of federal	2%	-2%
Effect of permanent differences	4%	0%
Effect of change in deferred tax asset
valuation allowance	-40%	36%

	0%	0%

Major components of the Company’s net deferred income taxes are as follows:

December 31, 2006

Deferred tax assets:
Carryforwards	$4,917,000
Other	97,000

Total deferred tax assets	5,014,000
Less: deferred tax asset valuation allowance	(2,300,000)

Deferred tax assets, net	2,714,000

Deferred tax liabilities:
Basis of securities	(2,466,000)
Other	(248,000)

Deferred tax liabilities, net	(2,714,000)

Net deferred tax assets	$-

AMERICAN VANTAGE COMPANIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 6 - Commitments and contingencies

Operating lease commitments. At December 31, 2006, the Company leased its corporate office space located in Las Vegas, Nevada under an agreement that terminates on October 31, 2008. At December 31, 2006, the lease agreement provides for a monthly base rental amount of $3,000 and payment of taxes, insurance, maintenance and other expenses related to the leased property.

The lease obligations for the two offices utilized by former subsidiaries of the Company located in Santa Monica, California (“1819 Colorado” and “1823 Colorado”) and executive (“20th floor”) and operations offices (“17th floor”) located in New York, New York were assumed by the Company in connection with the March 21, 2005 disposition of the subsidiaries.

During September 2005, the Company subleased 1819 Colorado for the remainder of the lease term to an unaffiliated third party at an amount equal to the Company’s rental obligations under the lease for such office. The sublease terms also provided for a security deposit totaling $96,000, which approximates three months of rent. If the subleasee is in full compliance, with all of the terms and conditions of the sublease, the security deposit will be reduced by $24,000 on the first, second and third anniversaries of the sublease. At December 31, 2006, the Company has included the net security deposit of $72,000 in other payables of the Company’s consolidated statement of assets and liabilities.

From November 1, 2005 through April 2006, Genius occupied 1823 Colorado on a month-to-month basis, at the Company’s existing lease commitment terms.

Effective May 2006, the Company subleased 1823 Colorado for the remainder of the lease term to an unaffiliated third party at an amount equal to the Company’s rental obligations under the lease for such office.

In connection with the April 2004 execution of the 1819 Colorado and 1823 Colorado lease agreements, a $350,000 standby letter of credit benefiting the landlord was purchased. To the extent that the lease agreements are not in default, terms of the standby letter of credit provide for individual decreases of $50,000 on each of April 1, 2005, 2006 and 2007. The standby letter of credit, totaling $250,000 at December 31, 2006 is included in restricted cash in the consolidated statement of assets and liabilities.

The New York lease agreements for the 17th floor and 20th floor expire in June 2008 and provide for monthly base lease amounts of $14,000 and $18,000, respectively.

Merger agreement terms for the March 21, 2005 disposition of subsidiaries provided that Genius could occupy the 17th floor and 20th floor for a transitional period, upon reimbursement of the Company’s actual monthly rental cost. Effective August 30, 2005, Genius relocated all staff from the 17th floor to the 20th floor. At December 31, 2006, Genius continues to occupy the 20th floor at the Company’s actual monthly rental cost.

Effective February 15, 2006, the Company subleased the 17th floor to a third party. Except for a discounted monthly base rental rate of $11,000, the sublease terms are equal to the Company’s rental obligations. At December 31, 2006, the Company has an accrual of $56,000 related to the future discounted rental expense generated from these discontinued operations, which is included in other payables on the Company’s consolidated statement of assets and liabilities.

AMERICAN VANTAGE COMPANIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

The aggregate future minimum commitments under the operating leases less contracted sublease rental amounts, are as follows:

Twelve Months Ended
December 31,

2007	$809,000
2008	609,000
2009	105,000

Total future minimum rental payments required	1,523,000
Less: sublease rentals	(1,446,000)

$77,000

Rent expense for January 1, to March 20, 2006 and March 21, to December 31, 2006 totaled $63,000 and $96,000, respectively. For January 1, to March 20, 2006 and March 21, to December 31, 2006, the Company received sublease rentals totaling $90,000 and $538,000, respectively.

Litigation and claims. During December 2004, a former subsidiary employee (“Plaintiff”), filed a petition with the U.S. Equal Employment Opportunity Commission (“EEOC”) alleging the Company and the former subsidiary discriminated against her because of her sex and disability.  During September 2006, the Company and its Employment Practices Liability Insurance (“Insurance”) carrier settled the claim from the Plaintiff. Under the settlement, which was completely covered by the Insurance, the Company was released from the claim.

As of February 28, 2005, the Company made certain representations concerning the sale of former subsidiaries (that were disposed of on March 21, 2005). Genius has advised the Company that it believes that certain of these representations made in the agreement may have been inaccurate. Informal discussions are being held between the Company and Genius on this matter. The Company believes that such representations were not inaccurate when made and that Genius has not provided the Company with supporting documentation to substantiate Genius’ assertions. The Company cannot estimate the effect of the potential liability, if any, it may owe to Genius related to such representations.

In the ordinary course of its business, the Company may be subject from time to time to claims and legal actions. The Company has no history of material claims and, excluding the above discussion, no material actions were pending or threatened against the Company.

Note 7 - Related party transactions

For serving on the Board of Directors of the Company, the Company’s current non-employee directors were paid $46,000 and $164,000 for January 1, to March 20, 2006 and March 21, to December 31, 2006, respectively.

AMERICAN VANTAGE COMPANIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 8 - Employee benefit plans

2004 Employee Stock Purchase Plan. In June 2004, the Company’s shareholders approved the 2004 Employee Stock Purchase Plan (“Stock Purchase Plan”). Under the Stock Purchase Plan, eligible employees, may in the aggregate, purchase up to 1,500,000 shares of common stock at semi-annual intervals through periodic payroll deductions. Purchases are limited to a maximum value of $25,000 per calendar year based on the Internal Revenue Code Section 423 limitation. At the discretion of the Company’s Compensation Committee, the Stock Purchase Plan may be opened for shares to be purchased on July 1 and January 1 of each year until termination of the plan on December 31, 2009. The purchase price is 85% of the lower of (i) the fair market value of the common stock on the participant’s entry date into the offering period, or (ii) the fair market value on the semi-annual purchase date. To date, the Compensation Committee has not opened the Stock Purchase Plan.

Retirement plan. Company employees meeting certain eligibility requirements participate in a simplified employee pension plan. Employer contributions to this plan are made on a discretionary basis and were $21,000 and $67,000 for January 1, to March 20, 2006 and March 21, to December 31, 2006, respectively.

Note 9 - Financial highlights

From March 21,
to
December 31, 2006

Per share operating performance (for a share of
capital stock outstanding throughout the period):
Net asset value, beginning of period	$2.22
Gain from investment operations —
Net investment loss	(0.33)
Net realized gain on investments	0.13
Net unrealized gain on investments	0.20

Net asset value, at end of period	$2.22

Total investment return	0%
Market value, at end of period	$1.15

Supplemental data:
Net assets, end of period	$12,723,000
Ratio to average net assets —
Expenses	21.57%
Net investment loss	20.08%
Average amount of debt per share	$0.09
Portfolio turnover rate	0.00%

The total investment return calculation has not been annualized for March 21, through December 31, 2006.

AMERICAN VANTAGE COMPANIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

The ratio to average net assets calculations for expenses and net investment loss have been annualized for March 21, through December 31, 2006.

For March 21, through December 31, 2006, there were no investment advisory fee waivers or operating expense subsidies that would impact the ratio to average net assets-expenses calculation.

Note 10 - Subsequent event

During January 2007, the Company’s wholly-owned subsidiary, Brownstone, LLC (“Brownstone”) entered into a Memorandum of Understanding with the Big Sandy Rancheria Tribe of Western Mono Indians (the “Tribe”) to provide an aggregate of $500,000 in initial financing (“Initial Financing”) for a gaming project. To date, from the Initial Financing the Company has funded $354,000 to the Tribe.

On March 25, 2007, the Company entered into a development and structuring fee agreement with the Tribe that provides for (i) repayment of the Initial Financing and accrued interest upon receipt of the bridge financing proceeds, (ii) a development fee of the aggregate costs of developing, constructing, equipping and opening the gaming project; and, (iii) a structuring fee on the gross amount of the bridge financing and permanent financing currently anticipated to aggregate approximately $375,000,000.

Item 2.  Code of Ethics.

The Registrant’s board of directors has established a code of ethics that applies to the Registrant’s principal executive, financial and accounting officer. A copy of the Registrant’s code of business conduct and ethics is included as Exhibit 1.1 to this Report.

Item 3.  Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that Jeanne Hood, the Audit Committee’s Chairperson and an independent director, is an “audit committee financial expert”.

Jeanne Hood has been a director of the Registrant since February 1994 and chairman of the Registrant’s audit committee since March 2002. Ms. Hood was a gaming consultant to the Registrant from February 1994 to April 2000. Since January 2000, she has served on the board and audit committee of SouthwestUSA Bank. Ms. Hood served as a director of Pioneer Citizens Bank (a Nevada statewide bank) until its merger during 2000 with Zions, a large regional bank with offices in seven states. Since January 2000, she has served on the board of Southwest USA Bank. From 1985 to 1993, Ms. Hood served as President and Chief Executive Officer of Elsinore Corporation, a publicly-traded gaming company. From 1977 to 1993, Ms. Hood served as President and Chief Executive Officer of Four Queens, Inc., then the owner and operator of the Four Queens Hotel Casino in Las Vegas, Nevada, and a wholly-owned subsidiary of Elsinore Corporation.

Item 4.  Principal Accountant Fees and Services.

The following table sets forth the fees billed by the Registrant’s independent accountants for the years ended December 31, 2006 and 2005 for the categories of services indicated.

Category	2006	2005
Audit fees (1)	$110,000	$209,000
Audit-related fees (2)	10,000	0
Tax fees (3)	1,000	83,000
All other fees (4)	0	0

(1)
Consists of fees billed for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(2)
Consists of assurance and related services that are reasonably related to the performance of the audit and reviews of the Registrant’s interim financial statements and that are not reported under “audit fees” in this table.

(3)	Consists of professional services rendered for tax compliance, tax advice and tax planning. The nature of these tax services is tax preparation.

(4)	The Registrant’s independent accountants did not provide any other services during the two fiscal years.

The Registrant’s Audit Committee pre-approves all audit and permissible non-audit services provided by our independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. The Audit Committee has designated its chairperson, Jeanne Hood, to pre-approve permissible non-audit services provided by the independent registered public accounting firm. Generally, the entire Audit Committee pre-approves audit services to be performed on quarterly and annual financial statements. The chairperson presents all pre-approved services to the full Audit Committee for their review and ratification. The percentage of services set forth above in the categories “Audit fees,” “Audit-related fees,” “Tax fees” and “All other fees” that were approved by the Audit Committee was 100%. The Audit Committee may also pre-approve particular services on a case-by-case basis.

Item 5.  Audit Committee of Listed Registrants.

The Audit Committee of the Registrant’s Board of Directors, presently consisting of three independent directors, is responsible for the appointment of the independent registered public accounting firm and reviews with the independent registered public accounting firm and management, the scope and the results of the annual audit and other matters relating to the financial affairs of the Company as they deem appropriate.

The current members of the Audit Committee are Jeanne Hood (Chairperson), Steven G. Barringer and Randolph C. Read.

Item 6.  Schedule of Investments.

See “Item 1. Reports to Stockholders” for the consolidated schedule of investments as of December 31, 2006.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management  Investment Companies.

The Registrant’s President and Chief Executive Officer is responsible for determining proxy voting for equity securities held by the Registrant. As they deem appropriate, the Registrant’s Board of Directors may also determine how to vote proxies related to equity securities.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

As of April 18, 2007, the officers of the Registrant are principally responsible for its operations. The Registrant is not engaged in the business of investing, reinvesting, owning, holding or trading in securities. As such, the Registrant has no investment advisors, administrator, affiliated brokerage, dividend paying agent, non-resident managers, or active portfolio manager. The nature of the instruments in which funds in excess of immediate capital needs are placed are consistent with capital preservation and liquidity. The Registrant’s Chief Executive Officer and Chief Accounting Officer (principal financial officer) are primarily responsible for the day-to-day management of any such investments.

Name	Title	Years of Service	Business Background for Past Five Years

Ronald J. Tassinari	President, Chief Executive Officer, and Chairman of the Board of Directors	28
Mr. Tassinari is an original founder of the Company, and has served as the Company’s chief executive officer, president and chairman of the board of directors since the Company’s inception in August 1979. Mr. Tassinari also is a member of the Company’s Mergers and Acquisitions Committee.

Anna M. Morrison	Chief Accounting Officer	4
Ms. Morrison was appointed chief accounting officer of the Company in April 2003. From August 2002 to April 2003, she provided financial and accounting services to the Company as an outside consultant. She was president of Morrison Business Resources, Inc. and an associate with Resources Connection, Inc. and Robert Half International, Inc. from 1997 to August 2002. Ms. Morrison served as a manager and an associate for Price Waterhouse LLP, a predecessor of PricewaterhouseCoopers LLP from 1987 to 1992 and from 1993 to 1996. Ms. Morrison is a certified public accountant.

The following table sets forth, with respect to the twelve months ended December 31, 2006, all compensation earned by our President and Chief Executive Officer and Chief Accounting Officer as of the close of business on December 31, 2006.

						Long-Term Compensation
	Annual Compensation					Awards
				Other Annual		Securities Underlying
Name and Principal Position(s)	Period	Salary	Bonus	Compensation		Options

Ronald J. Tassinari,	Fiscal year ended 12/31/06	$326,400	$-	$44,000	(1)	-
Chief Executive Officer and President

Anna M. Morrison,	Fiscal year ended 12/31/06	$215,500	$-	$44,000	(1)	-
Chief Accounting Officer

(1)	Includes SAR/SEP retirement plan contributions totaling $44,000 the Registrant made on the named executive officer’s behalf.

Mr. Tassinari’s compensation was negotiated with and approved by the Compensation Committee. Ms. Morrison’s compensation was negotiated with Mr. Tassinari and approved by the Compensation Committee.

The salaries of each of Mr. Tassinari and Ms. Morrison are based on contractual/negotiated fixed amounts with the negotiating criteria primarily based on tenure with the Registrant, position and past employment experience. As necessary or appropriate, the Compensation Committee has also utilized the services of a compensation consultant. The Registrant’s employment agreements with both executive officers provide that any bonuses are at the discretion of the Compensation Committee and Board. Certain option grants were negotiated with such employment contracts. Additional option grants are at the discretion of the Compensation Committee and Board. No options were granted to Mr. Tassinari or Ms. Morrison during the fiscal year ended December 31, 2006.

As of December 31, 2006, the dollar range of securities of the Registrant owned by each of the President and Chief Executive Officer and Chief Accounting Officer are as follows:

President and Chief Executive Officer	$500,001 - $1,000,000
Chief Accounting Officer	$100,001 - $500,000

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and  Affiliated Purchasers.

The Company made no purchases of equity securities during the period covered by this report.

Item 10.  Submission of Matters to a Vote of Security Holders.

An annual meeting of the stockholders of the Company was held on December 11, 2006 to consider and act upon the election of one person to the Board of Directors of the Company as a Class B director, to serve until the third succeeding annual meeting of stockholders of the Company or until such person shall resign, be removed or otherwise leave office.

The holders of 5,729,107 shares of Common Stock of the Company were entitled to vote at the meeting, of which 4,088,562 shares of common stock were represented in person or by proxy. The stockholders voted as follows with respect to the:

Election of Class B director to a term expiring in 2009 —
Name	For	Withheld Authority

Randolph C. Read	3,887,886	200,676

Through March 8, 2007, the Registant’s Board of Directors had not established a nominating committee, nor did it adopt a nominating committee charter. The Registrant’s Board of Director’s believed that its size negated the need for establishing a separate nominating committee. However, all of the Registrant’s board nominees for election as directors of our company are approved by the Registrant’s directors who meet the definition of “independent” under the Marketplace Rules of The Nasdaq Stock Market. Those independent directors consist of Steven G. Barringer, Jeanne Hood and Randolph C. Read.

Effective March 8, 2007, the Registrant’s Board of Directors approved the formation of a Nominating Committee. In addition, the Registrant’s Board of Directors elected Mr. Barringer as the Nominating Committee Chairperson and appointed Ms. Hood and Mr. Read as members to the Nominating Committee.

The independent directors consider recommendations for election as directors submitted by the Registrant’s stockholders. These recommendations are discussed at Nominating Committee meetings and appropriate candidates are invited to meet with the independent directors and entire board to discuss their qualifications for serving on the board. The Registrant’s Nominating Committee or Board of Directors has not established minimum qualifications for candidates recommended by the Registrant’s stockholders. Any determination to include a stockholder-recommended candidate as a board nominee remained a subjective determination to be made by the Registrant’s independent directors.

Item 11. Controls and Procedures.

An evaluation was performed, as of March 31, 2007, under the supervision and with the participation of the Company’s management, including its President and Chief Executive Officer and Chief Accounting Officer, of the effectiveness of the design and operation of the Company’s disclosure controls and procedures, as defined in Rules 30a-3(c) under the Investment Company Act of 1940. Based on such evaluation, the Company’s management concluded that the Company’s disclosure controls and procedures were effective to ensure that information the Company is required to disclose in reports that the Company’s files or submits under the Investment Company Act of 1940 are recorded, processed, summarized and reported, and that such information is accumulated and communicated to the Company’s management, including the President and Chief Executive Officer and Chief Accounting Officer, as appropriate, to allow timely decisions regarding required disclosure.

There has been no change in the Company’s internal controls over financial reporting that occurred during 2006 that has materially affected, or is reasonably likely to materially affect, the Company’s internal controls over financial reporting.

Item 12. Exhibits.

1.1	Code of Business Conduct and Ethics *

1.2	Certification of Ronald J. Tassinari pursuant to Rule 30a-2(a) under the Investment CompanyAct.*

1.3	Certification of Anna M. Morrison pursuant to Rule 30a-2(a) under the Investment Company Act.*

1.4	Certification of Ronald J. Tassinari and Anna M. Morrison pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 *

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

American Vantage Companies

By: /s/ Ronald J. Tassinari
Ronald J. Tassinari
President and Chief Executive Officer

Date: May 11, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

American Vantage Companies

By: /s/ Anna M. Morrison
Anna M. Morrison
Chief Accounting Officer (Principal Financial Officer)

Date: May 11, 2007